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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITOTS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Wasatch Pharmaceutical, Inc. on Form S-8 of our report dated April 9, 2001 incorporated in the Annual Report on Form 10-K of Wasatch Pharmaceutical, Inc. for the year ended December 31, 2000.



                                                /s/  Thomas Leger & Co, L.L.P
                                                --------------------------------
                                                Thomas Leger & Co, L.L.P.

Houston, Texas
January 29, 2002